UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2013

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51485	72-1060618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 W. Canton Avenue, Ste. 100, Winter Park, FL 32789

(Address of Principal executive offices, including Zip Code)

(407) 333-7440

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Ruth’s Hospitality Group, Inc. (the “Company”) held on May 30, 2013, the stockholders of the Company approved the proposed amendment to the Company’s Amended and Restated 2005 Long-Term Equity Incentive Plan (the “Plan”) to, among other things, increase the number of shares covered by the Plan by 2,000,000 shares to 5,862,500 shares, extend the Plan’s expiration date and approve the material terms of performance goals under the Plan. A description of the Plan is set forth under the heading “Proposal No. 2—Proposed Amendment to the 2005 Long-Term Equity Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2013 (the “Proxy Statement”), which description is incorporated by reference herein. The foregoing summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Appendix A to the Proxy Statement and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on May 30, 2013, the stockholders of the Company (i) elected each of the Company’s six nominees to serve on the Company’s board of directors until the next annual meeting, (ii) approved the proposed amendment to the Plan to, among other things, increase the number of shares covered by the Plan by 2,000,000 shares to 5,862,500 shares, extend the Plan’s expiration date and approve the material terms of performance goals under the Plan and (iii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

The results of the voting were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Election of Directors
Michael P. O’Donnell	23,973,257	425,937	7,427,617
Robin P. Selati	23,570,044	829,150	7,427,617
Carla R. Cooper	23,624,065	775,129	7,427,617
Bannus B. Hudson	23,621,110	778,084	7,427,617
Robert S. Merritt	24,083,943	315,251	7,427,617
Alan Vituli	24,035,651	363,543	7,427,617

Accordingly, each of the six nominees received the highest number of votes cast and therefore was elected to serve as a director.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Amendment to the Company’s Amended and Restated 2005 Long-Term Equity Incentive Plan	23,688,098	687,310	23,786	7,427,617

Accordingly, a majority of votes cast on the amendment to the Plan were “for” the approval of the Plan as disclosed in the Company’s proxy statement and the amendment was approved.

	Votes For	Votes Against	Abstentions
Ratification of Independent Registered Public Accounting Firm	31,401,346	385,210	40,255

Accordingly, a majority of votes cast on the ratification of auditors were in favor of the proposal and the appointment of KPMG LLP as the Company’s independent registered public accounting firm was ratified.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Ruth’s Hospitality Group, Inc. Amended and Restated 2005 Long-Term Equity Incentive Plan, filed as Appendix A to the Proxy Statement dated April 19, 2013 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

/s/ John F. McDonald, III
Date: June 3, 2013	Name:	John F. McDonald, III
	Title:	Vice President—General Counsel
Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Ruth’s Hospitality Group, Inc. Amended and Restated 2005 Long-Term Equity Incentive Plan, filed as Appendix A to the Proxy Statement dated April 19, 2013 and incorporated by reference herein.